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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 1, 2026
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

Amendment No. 7 to Alerus Credit Agreement and Related Notes

On September 1, 2026, Air’Zona Aircraft Services, Inc., CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Worldwide Aircraft Services, Inc., Royal Aircraft Services, LLC and Worthington Aviation, LLC, each a subsidiary or affiliate of Air T, Inc. (collectively, the “Alerus Borrowers”), together with Air T, Inc. (the “Company”), in its capacities as loan party agent and guarantor, entered into Amendment No. 7 to Credit Agreement (“Amendment No. 7”) with Alerus Financial, National Association (“Alerus”), as lender. Amendment No. 7 amends that certain Credit Agreement, dated as of August 29, 2024, as previously amended, by and among the Alerus Borrowers, the Company, as loan party agent, and Alerus (the “Alerus Credit Agreement”). Amendment No. 7 is dated to be effective as of September 1, 2026, upon satisfaction of the conditions specified therein.

Upon effectiveness, Amendment No. 7 terminates the temporary overline commitment established by Amendment No. 6, increases the revolving credit commitment from $20.0 million to $25.0 million and sets the revolving credit termination date at August 27, 2029. Amendment No. 7 also revises the borrowing base to include 85% of eligible investment-grade accounts, 80% of other eligible accounts, 50% of eligible inventory and 40% of eligible work-in-process inventory, with inventory and work-in-process inventory together limited to 75% of the borrowing base. Specified U.S. government receivables covered by a federal assignment of claims may remain eligible.

Amendment No. 7 also provides an accordion option under which the Alerus Borrowers may request an additional revolving commitment of up to $3.5 million for one 120-day period during each fiscal year of the Company, subject to specified conditions, including payment of a 0.50% origination fee on the requested amount and pro forma compliance with the financial covenants. Outstanding accordion loans must be repaid at the end of the applicable accordion commitment period.

In connection with Amendment No. 7, the Alerus Borrowers executed an Amended and Restated Revolving Credit Note in the original principal amount of $25.0 million (the “Revolving Note”), which amends and restates, without repayment or novation, their prior $20.0 million revolving note, and a Consolidated Term Note in the original principal amount of $11.46 million (the “Consolidated Term Note”), which consolidates, without repayment or novation, the outstanding balances of Term Loan A, Term Loan C and the overline loans. The Revolving Note matures on August 27, 2029. Under the Consolidated Term Note, principal is payable monthly in installments of $95,500 through August 15, 2029 and $119,375 thereafter through August 15, 2031, with all remaining principal due on August 27, 2031.

Borrowings under the Revolving Note and any accordion note bear interest at a fluctuating annual rate equal to the greater of 5.00% and CME one-month term SOFR plus a leverage-based applicable margin. The Consolidated Term Note bears interest at CME one-month term SOFR plus the same applicable margin. The applicable margin is initially 2.50% and ranges from 2.25% to 2.75% based on the Alerus Borrowers’ leverage ratio. Amendment No. 7 also establishes a 0.25% annual unused commitment fee on the unused revolving commitment and provides that the leverage ratio may not exceed 3.00 to 1.00.

The Alerus Borrowers are jointly and severally obligated under the Revolving Note and the Consolidated Term Note, and the obligations remain secured by the existing security agreement and other loan documents. The Company also executed an Acknowledgment and Agreement confirming that its existing guaranty and amended and restated pledge agreement remain in full force and effect and continue to support the obligations under the Alerus Credit Agreement, as amended. Global Ground Support, LLC executed a Federal Assignment of Claims Agreement relating to specified receivables under a U.S. Air Force contract and delivery order; Alerus may deliver the related assignment to the applicable federal authorities upon an event of default. Upon an event of default, Alerus may accelerate the obligations and the interest rate under the notes increases by an additional 5.00 percentage points, subject to applicable law.

The foregoing descriptions of Amendment No. 7, the Revolving Note, the Consolidated Term Note, the Acknowledgment and Agreement and the Federal Assignment of Claims Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Amendment No. 7 to Alerus Credit Agreement and Related Notes” is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

10.1
Amendment No. 7 to Credit Agreement, dated to be effective as of September 1, 2026, by and among Air’Zona Aircraft Services, Inc., CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Worldwide Aircraft Services, Inc., Royal Aircraft Services, LLC, Worthington Aviation, LLC, Air T, Inc., as loan party agent and guarantor, and Alerus Financial, National Association, as lender.

10.2
Amended and Restated Revolving Credit Note, dated as of September 1, 2026, made by Air’Zona Aircraft Services, Inc., CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Royal Aircraft Services, LLC, Worldwide Aircraft Services, Inc. and Worthington Aviation, LLC in favor of Alerus Financial, National Association.

10.3
Consolidated Term Note, dated as of September 1, 2026, made by Air’Zona Aircraft Services, Inc., CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Royal Aircraft Services, LLC, Worldwide Aircraft Services, Inc. and Worthington Aviation, LLC in favor of Alerus Financial, National Association.

10.4	Acknowledgment and Agreement, dated September 1, 2026, by Air T, Inc., as guarantor, in favor of Alerus Financial, National Association.
10.5	Federal Assignment of Claims Agreement, dated September 1, 2026, by and between Global Ground Support, LLC and Alerus Financial, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2026

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer